Exhibit H(22)

Schedule VII.A

As of February 1, 2024 this Schedule VII.A forms a part of Annex VII to the Master Repurchase Agreement dated as of January 1, 2008, as amended (the “Agreement”), between State Street Bank and Trust Company (“State Street”) and each investment company identified on Schedule VII.A to the Agreement (as such schedule may be amended from time to time), acting on behalf of its respective series or portfolios, or in the case of those investment companies for which no separate series or portfolios are identified on such Schedule VII.A, acting for and on behalf of itself. Capitalized terms used but not defined in this Schedule VII.A shall have the meaning ascribed to them in Annex VII.

This Schedule VII.A is effective as of February 1, 2024 and shall supersede any previous version of Schedule VII.A executed by the parties hereto in relation to the Agreement and shall form part of Annex VII to the Agreement as a new Schedule VII.A.

Each Fund represents and warrants, which representation and warranty shall be deemed to be repeated on each day any Transaction is outstanding, that the legal entity identifier (“LEI”) listed below (or as updated pursuant to this paragraph) is its true and correct LEI. Each Fund further covenants that it will notify State Street promptly in the event that the LEI below ceases to be its current LEI, and will provide its new LEI to State Street promptly so that State Street will have the Fund’s current LEI at all times.

Each Fund acknowledges and agrees that (1) State Street may provide its LEI to the Fixed Income Clearing Corporation (“FICC”), (2) State Street may be required to indemnify FICC to the extent that State Street fails to have the Fund’s current LEI on file with FICC, and (3) to the extent the Fund fails to keep its LEI on file with State Street current at all times, the Fund shall reimburse State Street for any loss or expense that State Street incurs in connection with such indemnification of FICC (which obligation to reimburse State Street shall constitute an “Obligation” under the Reimbursement and Security Agreement between State Street and the Fund).

The Agreement was entered into by or on behalf of the following Funds, and unless otherwise indicated by the appropriate Fund in connection with a Transaction, State Street is designated to receive transfers of Purchased Securities on behalf of such Funds for credit to the appropriate Fund’s custodial account. The deposit account(s) associated with such Funds for purposes of transferring or receiving cash in connection with Transactions under the Agreement are identified below:

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MassMutual Select Funds
MassMutual Blue Chip Growth Fund	Series of a MA business trust	MA	0034-767-4	ITI0	549300BPPFERTZCUPZ87

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
			1054-361-9	ITOV
MassMutual Diversified Value Fund	Series of a MA business trust	MA	0034-727-8	ITG2	549300U0DJIT6OQPYF70
			0055-930-2	IYFA
MassMutual Equity Opportunities Fund	Series of a MA business trust	MA	1085-314-1	ITSU	549300EU85WTLR8V6U34
			1085-313-3	ITSV
MassMutual Fundamental Growth Fund	Series of a MA business trust	MA	0034-754-2	ITHQ	5493001X2CXO2NCCWO46
			1135-753-0	IT23
MassMutual Fundamental Value Fund	Series of a MA business trust	MA	0034-768-2	ITI1	549300KVPK2RZW6Y4C91
			1091-402-6	IYG7
			1120-313-0	IYLD
MassMutual Growth Opportunities Fund	Series of a MA business trust	MA	0034-752-6	ITHO	549300B6PINPSEC9ND74
			0034-753-4	ITHP
MassMutual Mid Cap Growth Fund	Series of a MA business trust	MA	0034-760-9	ITHU	549300LPDVDBGPODUD56
			0034-761-7	ITHV
MassMutual Mid Cap Value Fund	Series of a MA business trust	MA	0034-773-2	ITI6	549300IIX63KTQHRGE14
			1172-030-7	IT27
			1172-029-9	IT28
MassMutual Overseas Fund	Series of a MA business trust	MA	0034-765-8	ITHY	RFO5LMPC4ZPVN8YRTC66
			0034-766-6	ITHZ
MassMutual Small Cap Growth Equity Fund	Series of a MA business trust	MA	1023-209-8	ITH3	9T0957ZK0MF24NE45C35

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
			0034-732-8	ITG6
			0034-733-6	ITG7
MassMutual Small Cap Value Equity Fund	Series of a MA business trust	MA	0053-421-4	TIM8	549300BN7CXS1EJMX342
			0053-422-2	TIM9
MassMutual Small Company Value Fund	Series of a MA business trust	MA	0034-741-9	ITHF	5493004WRTVMEPRE8R29
			0034-742-7	ITHG
MassMutual Strategic Bond Fund	Series of a MA business trust	MA	0034-749-2	ITHM	761OL3UHRIX25W4KQ497
			1174-436-4	IT29
MassMutual Total Return Bond Fund	Series of a MA business trust	MA	0059-626-2	IYFB	5SN68FW6WBKEUI82IP46
MM S&P 500® Index Fund	Series of a MA business trust	MA	0034-762-5	ITHW	549300NGQN254H8OC594
MassMutual 20/80 Allocation Fund	Series of a MA business trust	MA	1009-065-2	ITKA	549300PHTJ111YBBMB04
MassMutual 40/60 Allocation Fund	Series of a MA business trust	MA	1009-066-0	ITKB	5493002L9MG0YB4N2V81
MassMutual 60/40 Allocation Fund	Series of a MA business trust	MA	1009-067-8	ITKD	549300SMZ9P9YO3QH639
MassMutual 80/20 Allocation Fund	Series of a MA business trust	MA	1009-068-6	ITKE	549300VEQM8N57BJ0Z29
MassMutual RetireSMARTSM by JPMorgan 2020 Fund	Series of a MA business trust	MA	0034-735-1	ITG9	549300KKTI7TU7LB2P61
MassMutual RetireSMARTSM by JPMorgan 2025 Fund	Series of a MA business trust	MA	0058-167-8	IYFE	549300PKCZN8S4PBEE68
MassMutual RetireSMARTSM by JPMorgan 2030 Fund	Series of a MA business trust	MA	0034-736-9	ITHA	549300S9GG243D6BM180
MassMutual RetireSMARTSM by JPMorgan 2035 Fund	Series of a MA business trust	MA	0058-168-6	IYFG	549300QZGCYGCXDYBM97

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MassMutual RetireSMARTSM by JPMorgan 2040 Fund	Series of a MA business trust	MA	0034-737-7	ITHB	549300136XT7L3KZO037
MassMutual RetireSMARTSM by JPMorgan 2045 Fund	Series of a MA business trust	MA	0058-169-4	IYFH	549300NOBICFG5BJ2C97
MassMutual RetireSMARTSM by JPMorgan 2050 Fund	Series of a MA business trust	MA	0039-601-0	IZDX	549300FUSSZFQK3D3N38
MassMutual RetireSMARTSM by JPMorgan 2055 Fund	Series of a MA business trust	MA	1031-591-9	IYF0	5493006S1WW3NDUWK906
MassMutual RetireSMARTSM by JPMorgan 2060 Fund	Series of a MA business trust	MA	1068-545-1	IYF5	549300V2HKBN68BJH291
MassMutual RetireSMARTSM by JPMorgan 2065 Fund	Series of a MA business trust	MA	1160-703-3	IYW1	54930061SEHVBPF7SY52
MassMutual RetireSMARTSM by JPMorgan In Retirement Fund	Series of a MA business trust	MA	0034-738-5	ITHD	5493008W57F28OJIH571
MM Equity Asset Fund	Series of a MA business trust	MA	1082-132-0	IYBS	549300J2QYXGVT738886
MassMutual Select T. Rowe Price Retirement 2005 Fund	Series of a MA business trust	MA	1141-519-7	IZ4A	549300N246O8CYJHV523
MassMutual Select T. Rowe Price Retirement 2010 Fund	Series of a MA business trust	MA	1141-518-9	IZ4B	549300SQ04KGXZGHRO49
MassMutual Select T. Rowe Price Retirement 2015 Fund	Series of a MA business trust	MA	1141-517-1	IZ4D	549300SBMGJ3PR1B4O88
MassMutual Select T. Rowe Price Retirement 2020 Fund	Series of a MA business trust	MA	1141-516-3	IZ4E	549300T6NLLCLJB1C217
MassMutual Select T. Rowe Price Retirement 2025 Fund	Series of a MA business trust	MA	1141-515-5	IZ4G	549300AYH5JG1SL4NW10
MassMutual Select T. Rowe Price Retirement 2030 Fund	Series of a MA business trust	MA	1141-514-8	IZ4H	549300L9UBJ2YUP1MN40
MassMutual Select T. Rowe Price Retirement 2035 Fund	Series of a MA business trust	MA	1141-520-5	IZ4I	549300OLK134FZS3IA21
MassMutual Select T. Rowe Price Retirement 2040 Fund	Series of a MA business trust	MA	1141-513-0	IZ4J	549300N5B4IU7SW59114
MassMutual Select T. Rowe Price Retirement 2045 Fund	Series of a MA business trust	MA	1141-521-3	IZ4L	549300NXKI25DP9RXC52

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MassMutual Select T. Rowe Price Retirement 2050 Fund	Series of a MA business trust	MA	1141-512-2	IZ4M	549300B5I3YUWY4V5R90
MassMutual Select T. Rowe Price Retirement 2055 Fund	Series of a MA business trust	MA	1141-522-1	IZ4N	549300OWDDXLF19T9W92
MassMutual Select T. Rowe Price Retirement 2060 Fund	Series of a MA business trust	MA	1141-511-4	IZ4O	5493000HESL4DO1JY635
MassMutual Select T. Rowe Price Retirement 2065 Fund	Series of a MA business trust	MA	1160-694-4	IYX1	5493009KXBHPO7E4AV93
MassMutual Select T. Rowe Price Retirement Balanced Fund	Series of a MA business trust	MA	1141-523-9	IZ4P	549300WPHITDZSQ27Q19
MassMutual Select T. Rowe Price Bond Asset Fund	Series of a MA business trust	MA	1141-720-1	ITYP	549300ZYD6UDFIBN9232
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	Series of a MA business trust	MA	1141-727-6	ITYO	549300FAJHVKSSWV1H94
MassMutual Select T. Rowe Price International Equity Fund	Series of a MA business trust	MA	1141-726-8	ITYQ	549300G89FEBNQ8XDD49
MassMutual Select T. Rowe Price Large Cap Blend Fund	Series of a MA business trust	MA	1141-722-7	ITYS	549300WGVLPVDK9JM094
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	Series of a MA business trust	MA	1141-723-5	ITYV	5493005KHVBRE2FUQT77
MassMutual Select T. Rowe Price Real Assets Fund	Series of a MA business trust	MA	1141-721-9	ITYR	549300R72Z32F8UXRK48
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	Series of a MA business trust	MA	1141-725-0	ITYU	549300L58VJ4KHW6WP52
MassMutual Select T. Rowe Price U.S. Treasury Long-Term Index Fund	Series of a MA business trust	MA	1141-724-3	ITYW	549300WQ076P2231LE15

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MassMutual Premier Funds

MassMutual Balanced Fund	Series of a MA business trust	MA	0034-715-3	ITGP	ZL6NTH7YJ33MI0NPGN95
MassMutual Core Bond Fund	Series of a MA business trust	MA	0034-711-2	ITGM	70SJ1002V7C8MQRNZW38
MassMutual Disciplined Growth Fund	Series of a MA business trust	MA	0034-706-2	ITJQ	549300TKDI1UP06CD602
MassMutual Disciplined Value Fund	Series of a MA business trust	MA	0034-707-0	ITGH	549300I4K3SN8IEH7Y51
MassMutual Diversified Bond Fund	Series of a MA business trust	MA	0034-710-4	ITGL	K54W1APUVXN0HB558035
MassMutual Global Fund	Series of a MA business trust	MA	0034-720-3	ITGV	DFX2KARY28LJDTQQ7D06
MassMutual High Yield Fund	Series of a MA business trust	MA	0034-705-4	ITGF	AQDRLVGKF0IT8SWIC757
MassMutual Inflation-Protected and Income Fund	Series of a MA business trust	MA	0034-719-5	ITGU	JQG9N9TODI6PZUOH8555
MassMutual International Equity Fund	Series of a MA business trust	MA	0034-717-9	ITGR	ENGTSN31R0IYS7T1NX07
			1164-290-7	IT21
MassMutual Main Street Fund	Series of a MA business trust	MA	0034-721-1	ITGW	Q1RMR38JBKBCMLT7CQ22
MassMutual Short-Duration Bond Fund	Series of a MA business trust	MA	0034-718-7	ITGS	NNLE6FS63R3BZM6U5B10
MassMutual Small Cap Opportunities Fund	Series of a MA business trust	MA	0034-704-7	ITGE	549300I3W2SOGFY4T343
MassMutual Strategic Emerging Markets Fund	Series of a MA business trust	MA	0047-181-3	ITJV	KOMUWLUQJ7K4VJJHJI24
MassMutual U.S. Government Money Market Fund	Series of a MA business trust	MA	0034-712-0	ITGN	549300S2IC9FJC400O88

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MassMutual Advantage Funds
MassMutual Clinton Limited Term Municipal Fund	Series of a MA business trust	MA	1206-580-1	IT31	254900LLC3WXTAOMNA59
MassMutual Clinton Municipal Fund	Series of a MA business trust	MA	1206-721-1	IT32	254900B1O2GE3KT32A53
MassMutual Clinton Municipal Credit Opportunities Fund	Series of a MA business trust	MA	1206-720-3	IT33	254900X4SSL2AGDLOS03
MassMutual Emerging Markets Debt Blended Total Return Fund	Series of a MA business trust	MA	1062-605-9	2BCE	5493004FKPYNW7148287
MassMutual Global Credit Income Opportunities Fund	Series of a MA business trust	MA	1030-191-9	2BCB	5493003NSCR9BZO1UC68
MassMutual Global Emerging Markets Equity Fund	Series of a MA business trust	MA	1113-073-9	2BCM	549300JRY28EYLRSUV33
MassMutual Global Floating Rate Fund	Series of a MA business trust	MA	1030-190-1	2BCA	549300EON6LPNI7VIP36

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MML Series Investment Fund
MML Aggressive Allocation Fund	Series of a MA business trust	MA	0039-617-6	IZDS	5493003T8B2GZGNIXN89
MML American Funds Core Allocation Fund	Series of a MA business trust	MA	0045-631-9	TIM4	549300RK1R4479LIXQ81
MML American Funds Growth Fund	Series of a MA business trust	MA	0045-629-3	TIM2	549300HWJPEIS398JS44
MML Balanced Allocation Fund	Series of a MA business trust	MA	0039-614-3	IZDP	54930063OMLROMEWP985
MML Blue Chip Growth Fund	Series of a MA business trust	MA	0034-792-2	ITIO	5493005CPH29995E7509
MML Conservative Allocation Fund	Series of a MA business trust	MA	0039-613-5	IZDO	549300ECGZJZ32K8KC30
MML Equity Income Fund	Series of a MA business trust	MA	0034-788-0	ITIJ	549300NLQECK0VBFCG40

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MML Equity Index Fund	Series of a MA business trust	MA	0034-778-1	ITI9	5493001NMT2KO2VY5J10
MML Focused Equity Fund	Series of a MA business trust	MA	1014-735-3	IYFS	549300SLRZRGITT1HD33
MML Foreign Fund	Series of a MA business trust	MA	0034-794-8	ITIQ	KUU66DUKIL2JQ2M4M983
MML Fundamental Equity Fund	Series of a MA business trust	MA	1014-940-9	IYFU	5493004SX3XV4PR5XZ31
MML Fundamental Value Fund	Series of a MA business trust	MA	1002-090-7	IYFN	549300C6NIUE0KC40C89
MML Global Fund	Series of a MA business trust	MA	0034-797-1	ITIS	8T9HINFCQAU4P1AO8856
MML Growth Allocation Fund	Series of a MA business trust	MA	0039-616-8	IZDR	549300OHEZTGTW6ANP74
MML Income & Growth Fund	Series of a MA business trust	MA	0034-791-4	ITIN	UQWC7R69CJ01IKYBPI08
			1094-432-0	IT0F
MML International Equity Fund	Series of a MA business trust	MA	1038-111-9	ITKY	549300H6NY8A0TMQJW78
		MA	1177-516-0	IB17
MML Large Cap Growth Fund	Series of a MA business trust	MA	0034-786-4	ITIH	5493005JIDUT7TI47C17
MML Managed Volatility Fund	Series of a MA business trust	MA	0034-779-9	ITIA	4VL5GQK3JZW0G6TX4145
MML Mid Cap Growth Fund	Series of a MA business trust	MA	0034-800-3	ITIV	5493005302W8XSI8PO73
			1135-748-0	IT22
MML Mid Cap Value Fund	Series of a MA business trust	MA	0034-790-6	ITIM	OTUI2C89WJJ8N9HWQ618
MML Moderate Allocation Fund	Series of a MA business trust	MA	0039-615-0	IZDQ	549300K83VW6FJ00TG70
MML Small Cap Growth Equity Fund	Series of a MA business trust	MA	0034-784-9	ITIF	HQ4SSOSDU7DRRXL6HW28

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
			0034-785-6	ITIG
MML Small Company Value Fund	Series of a MA business trust	MA	0000-261-8	ITJY	549300QHTZT44DQGZI95
MML Small/Mid Cap Value Fund	Series of a MA business trust	MA	0039-603-6	IZDE	5493001OCN5BF7GVLF58
MML Sustainable Equity Fund	Series of a MA business trust	MA	0034-787-2	ITJR	34YU5PUBJV2V3T2JOS94
MML Total Return Bond Fund	Series of a MA business trust	MA	1001-745-7	IYFI	E6C49Z35RNRPSZ4OIX81

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MML Series Investment Fund II
MML Blend Fund	Series of a MA business trust	MA	0034-804-5	ITJA	EDH5O9E8SOUF6NJ80G11
MML Dynamic Bond Fund	Series of a MA business trust	MA	1061-215-8	ITLM	549300NGRYJ7PDBF2R17
MML Equity Fund	Series of a MA business trust	MA	0034-809-4	ITJF	KPVOHPXZ162SHYE9KS12
			0034-810-2	ITJG
MML Equity Rotation Fund	Series of a MA business trust	MA	1061-193-7	ITLN	5493001SQRQCWO2M5A55
MML High Yield Fund	Series of a MA business trust	MA	0058-941-6	IYFM	OY83G6ZQVMBD0GRMDD62
MML Inflation-Protected and Income Fund	Series of a MA business trust	MA	0034-816-9	ITJL	6GN6GDL3K7U3DFNZ8J62
MML iShares® 60/40 Allocation Fund	Series of a MA business trust	MA	1174-686-4	IT25	549300W7UJYWRGTSEC85
MML iShares® 80/20 Allocation Fund	Series of a MA business trust	MA	1174-685-6	IT26	549300BTMU34MTW07Y04
MML Managed Bond Fund	Series of a MA business trust	MA	0034-811-0	ITIY	P1YXM1SSOECE52ITGE86

Name of Fund	Entity Type	Jurisdiction of Organization	Deposit Account Number	Custody Account Number	Legal Entity Identifier
MML Short-Duration Bond Fund	Series of a MA business trust	MA	0058-940-8	IYFL	XL07OZJZFFLZ255H7071
MML Small Cap Equity Fund	Series of a MA business trust	MA	0034-813-6	ITJH	549300SNK5436N5J0M50
MML Strategic Emerging Markets Fund	Series of a MA business trust	MA	0045-627-7	TIM0	UUQILHQK9J5HZYCT1J23
MML U.S. Government Money Market Fund	Series of a MA business trust	MA	0034-812-8	ITIZ	54930080JS98DQHKPB49

State Street Bank and Trust Company	MassMutual Select Funds

By:	By:
Renee Hitchcock
CFO and Treasurer

MassMutual Premier Funds	MASSMUTUAL ADVANTAGE FundS

By:	By:
Renee Hitchcock	Renee Hitchcock
CFO and Treasurer	CFO and Treasurer

MML Series Investment Fund	MML Series Investment Fund II

By:	By:
Renee Hitchcock	Renee Hitchcock
CFO and Treasurer	CFO and Treasurer